SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE

ITEM 9. REGULATION FD DISCLOSURE

     On May 15, 2003, eBay Inc. filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2003 with the Securities and Exchange Commission. Accompanying such report were certifications of eBay Inc.’s Chief Executive Officer, Margaret C. Whitman, and Chief Financial Officer, Rajiv Dutta, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

Certification Of Chief Executive Officer And Chief Financial Officer

pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Margaret C. Whitman, hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)	The accompanying Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of eBay Inc.

/s/ MARGARET C. WHITMAN

Margaret C. Whitman
Chief Executive Officer

I, Rajiv Dutta, hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)	The accompanying Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of eBay Inc.

/s/ RAJIV DUTTA

Rajiv Dutta
Chief Financial Officer

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of this report or as a separate disclosure document.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003	eBay Inc.

	By:	/s/ MICHAEL R. JACOBSON

Michael R. Jacobson
Senior Vice President, Legal Affairs, General Counsel and Secretary

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